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                                  Exhibit 5(a)
                              Form of application

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[lOGO OF WESTERN LIFE]

Product Name: _______________________________________

Mail the application and a check to:  Western Reserve Life Assurance Co. of Ohio
                                      Attn: Variable Annuity Dept.
Administrative Office:                P.O. Box 9051 Clearwater, FL 33758-9051
Overnight Address:                    570 Carillon Parkway, St. Petersburg,
                                      FL 33716

1. TYPE OF ANNUITY (SOURCE OF FUNDS)
   Initial purchase payment $ ______________________________
   [_] Non qualified
       [_] New Money  [_] 1035 Exchange
   [_] Qualified
       [_] New Money  [_] Rollover [_] Transfer
       Qualified Type:
       [_] IRA [_] Roth IRA [_] SEP/IRA [_] 403(b)
       [_] Keogh [_] Roth Conversion [_] Other ______________
       IRA/SEP/ROTH IRA
       $ ____________ Contribution for tax year ____________
       $ ____________ Trustee to Trustee Transfer
       $ ____________ Rollover from
           [_] IRA [_] 403(b) [_] Pension [_] Other __________
       ROTH IRA Rollover
       ____________ Date first established or date of conversion $________________ Portion previously taxed

2(a). PRIMARY OWNER INFORMATION

   If no Annuitant is specified in #3, the Owner will be the Annuitant. If a Trust is named as Owner or Beneficiary, additional paperwork will be required.

   First Name: _________________________________________________________________
   Last Name:___________________________________________________________________
   Address:_____________________________________________________________________
   City, State:_________________________________________________________________
   Zip:________-________ Telephone:_____________________________________________
   Email Address  (optional):___________________________________________________
   Date of Birth: _______________            Sex:   [_] Female    [_]  Male
   SSN/TIN:______________________      Citizenship: [_] U.S.      [_] Other

2(b). JOINT OWNER INFORMATION (Optional)

   First Name:__________________________________________________________________
   Last Name:___________________________________________________________________
   Address:_____________________________________________________________________
   City, State:_________________________________________________________________
   Zip:________-_________ Telephone:____________________________________________
   Date of Birth: _______________            Sex:   [_] Female    [_] Male
   SSN/TIN: ________________    Citizenship:   [_] U.S.      [_] Other

3. ANNUITANT
   Complete only if different from Primary Owner.
   First Name: _________________________________________________________________
   Last Name:___________________________________________________________________
   Address:_____________________________________________________________________
   City, State:_________________________________________________________________
   Zip:________-_________ Telephone:____________________________________________
   Email Address (optional):____________________________________________________
   Date of Birth: _______________            Sex:   [_] Female    [_]  Male
   SSN:__________________________    Citizenship:   [_] U.S.      [_] Other

4. BENEFICIARY(IES) DESIGNATION

   Name                     Relationship         [_] Primary
   ________________________ ___________   _____% [_] Contingent
   Name                     Relationship         [_] Primary
   ________________________ ___________   _____% [_] Contingent
   Name                     Relationship         [_] Primary
   ________________________ ___________   _____% [_] Contingent
   Name                     Relationship         [_] Primary
   ________________________ ___________   _____% [_] Contingent
   Name                     Relationship         [_] Primary
   ________________________ ___________   _____% [_] Contingent

5. GUARANTEED DEATH BENEFITS

   If no option is specified, the Account Value Death Benefit will apply. Your selection cannot be changed after the policy has been issued.

   [_] Return of Premium, available for issue through age 90
   [_] Annual Step-Up, available for issue through age 80
   [_] *5% Annually Compounding, available for issue through age 80
   [_] *Double Enhanced, available for issue through age 75

   In addition, you may choose the following benefit:
   [_] Beneficiary Earnings
       Enhancement - EXTRA II
       (BEE-Extra II)

6. OTHER AVAILABLE RIDERS

   If no selection is made, the benefit will not apply.

   Guaranteed Living Benefits:
   This option may be elected in addition to the Liquidity Rider.
   [_] Guaranteed Principal Solution (GPS)

   * The GPS rider is not available if you have chosen either the 5% Annually Compounding Death Benefit or the Double Enhanced Death Benefit option, in Section 5.

   Other Program:

   This option may only be elected at time of sale.
   [_] Liquidity Rider

7. TELEPHONE TRANSFER AUTHORIZATION

   Please complete this section to authorize you and/or your Registered Representative to make transfers, withdrawals and change allocations for future premium payments via our recorded telephone line or internet. (check one selection only):

   [_] Owner(s) only, or  [_] Owner(s) and Owner's Registered Representative

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8. PORTFOLIO INVESTMENT STRATEGY
   [_] Lump Sum
       I elect to allocate 100% of my contributions according to percentage listed in Section 10 "Lump Sum Allocation Section".
   [_] Dollar Cost Averaging (DCA) Program
       I elect to allocate 100% of my contributions according to percentage listed in Section 11 DCA "Transfer Allocation Section".
   [_] Combined: Lump Sum and DCA Program (must total 100%) I elect to allocate as follows:
       __________% as a lump-sum contributions according to percentages listed in Section 10 "Lump Sum Allocation Section".
       __________% in the DCA Account and transferred according to percentages listed in Section 11 DCA "Transfer Allocation Section".

9. DCA TRANSFER STRATEGY
   DCA Transfer Strategy:
   Select from the following choices and complete section 11 "DCA Transfer Allocation". There is a $500 min. transfer amt. for the DCA Program.

   [_] 1. Enhanced 6 Month DCA Fixed Account
   [_] 2. Enhanced 12 Month DCA Fixed Account
   [_] 3. DCA Fixed Account: (Specify period and frequency)*
          [_]  12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: ____________
          *Washington and Massachusetts residents, DCA cannot exceed twelve months or four quarters.
   [_] 4. Money Market Account: (Specify period and frequency)
          [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: _____________
   [_] 5. U.S. Government Securities Portfolio: (Specify period and frequency)
          [_] 12 Mo. [_] 18 Mo. [_] 24 Mo. [_] Other: _____________

   Interest Transfer Strategy
   Select from one of the following choices and indicate your interest transfer allocation in section 11 "DCA Transfer Allocation".

   [_] 1 Yr. Guaranteed Fixed Account*
   [_] 3 Yr. Guaranteed Fixed Account*
   [_] 5 Yr. Guaranteed Fixed Account*
   [_] 7 Yr. Guaranteed Fixed Account*

   Frequency: [_] Annually [_] Quarterly [_] Monthly

10. LUMP SUM ALLOCATION

    Fixed Accounts:
    _______ .0% 1 Year Fixed Guarantee Period Option*
    _______ .0% 3 Year Fixed Guarantee Period Option*
    _______ .0% 5 Year Fixed Guarantee Period Option*
    _______ .0% 7 Year Fixed Guarantee Period Option*

    Subaccounts:
    _______ .0% AEGON Bond - Service Class
    _______ .0% Asset Allocation - Conservative Portfolio - Service Class
    _______ .0% Asset Allocation - Growth Portfolio - Service Class
    _______ .0% Asset Allocation - Moderate Portfolio - Service Class
    _______ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
    _______ .0% Capital Guardian Value - Service Class
    _______ .0% Clarion Real Estate Securities - Service Class
    _______ .0% Federated Growth & Income - Service Class
    _______ .0% Great Companies - America(SM) - Service Class
    _______ .0% Great Companies - Technology(SM) - Service Class
    _______ .0% Janus Balanced - Service Class
    _______ .0% Janus Global - Service Class
    _______ .0% Janus Growth - Service Class
    _______ .0% J.P. Morgan Enhanced Index - Service Class
    _______ .0% Marsico Growth - Service Class
    _______ .0% MFS High Yield - Service Class
    _______ .0% Munder Net50 - Service Class
    _______ .0% PBHG/NWQ Value Select - Service Class
    _______ .0% PIMCO Total Return - Service Class
    _______ .0% Salomon All Cap - Service Class
    _______ .0% T. Rowe Price Equity Income - Service Class
    _______ .0% T. Rowe Price Small Cap - Service Class
    _______ .0% Templeton Great Companies Global - Service Class
    _______ .0% Third Avenue Value - Service Class
    _______ .0% Transamerica Convertible Securities - Service Class
    _______ .0% Transamerica Equity - Service Class
    _______ .0% Transamerica Growth Opportunities - Service Class
    _______ .0% Transamerica Money Market - Service Class
    _______ .0% Transamerica U.S. Government Securities - Service Class
    _______ .0% Transamerica Value Balanced - Service Class
    _______ .0% Van Kampen Emerging Growth - Service Class
    _______ .0% Access U.S. Government Money Market Portfolio
    _______ .0% Potomac Dow 30 Plus Portfolio
    _______ .0% Potomac OTC Plus Portfolio
    _______ .0% Wells S&P REIT Index Portfolio
    _______ .0% Fidelity - VIP Index 500 Portfolio - Service Class 2

11. DCA TRANSFER ALLOCATION

    Transfer To:
    _______ .0% AEGON Bond - Service Class
    _______ .0% Asset Allocation - Conservative Portfolio - Service Class
    _______ .0% Asset Allocation - Growth Portfolio - Service Class
    _______ .0% Asset Allocation - Moderate Portfolio - Service Class
    _______ .0% Asset Allocation - Moderate Growth Portfolio - Service Class
    _______ .0% Capital Guardian Value - Service Class
    _______ .0% Clarion Real Estate Securities - Service Class
    _______ .0% Federated Growth & Income - Service Class
    _______ .0% Great Companies - America(SM) - Service Class
    _______ .0% Great Companies - Technology(SM) - Service Class
    _______ .0% Janus Balanced - Service Class
    _______ .0% Janus Global - Service Class
    _______ .0% Janus Growth - Service Class
    _______ .0% J.P. Morgan Enhanced Index - Service Class
    _______ .0% Marsico Growth - Service Class
    _______ .0% MFS High Yield - Service Class
    _______ .0% Munder Net50 - Service Class
    _______ .0% PBHG/NWQ Value Select - Service Class
    _______ .0% PIMCO Total Return - Service Class
    _______ .0% Salomon All Cap - Service Class
    _______ .0% T. Rowe Price Equity Income - Service Class
    _______ .0% T. Rowe Price Small Cap - Service Class
    _______ .0% Templeton Great Companies Global - Service Class
    _______ .0% Third Avenue Value - Service Class
    _______ .0% Transamerica Convertible Securities - Service Class
    _______ .0% Transamerica Equity - Service Class
    _______ .0% Transamerica Growth Opportunities - Service Class
    _______ .0% Transamerica Money Market - Service Class
    _______ .0% Transamerica U.S. Government Securities - Service Class
    _______ .0% Transamerica Value Balanced - Service Class
    _______ .0% Van Kampen Emerging Growth - Service Class
    _______ .0% Access U.S. Government Money Market Portfolio
    _______ .0% Potomac Dow 30 Plus Portfolio
    _______ .0% Potomac OTC Plus Portfolio
    _______ .0% Wells S&P REIT Index Portfolio
    _______ .0% Fidelity - VIP Index 500 Portfolio - Service Class 2

    * The following states only allow the 1 year Guaranteed Period Option: CT, MN, PA, VT, VA and WA.

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12. ASSET REBALANCING

    I elect to rebalance the variable subaccounts according to my lump sum allocation using the frequency indicated below.

    Does not include fixed accounts and not available with DCA.

    If you would like to rebalance to a mix other than the indicated Allocation of Purchase Payments, please complete the Optional Programs Form.
    [_] Monthly [_] Quarterly [_] Semi-Annually [_] Annually

13. SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

    [_] Check here if you want to be sent a copy of "Statement of Additional Information."

    Will this annuity replace or change any existing annuity or life insurance?
    [_] No [_] Yes (If yes, complete the following)

    Company: ___________________________________________________________________

    Policy No.:_________________________________________________________________


    . Unless I have notified Western Reserve Life of a community or marital property interest in this contract, Western Reserve Life will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.

    . To the best of my knowledge and belief, my statements and answers to the questions on this application are correct and true.

    . I am in receipt of a current prospectus for this variable annuity.

    . This application is subject to acceptance by Western Reserve Life. If this application is rejected for any reason, Western Reserve Life will be liable only for return of purchase payment paid.

    . Florida Residents- Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

    . Account values when allocated to any of the subaccounts in Section 10 are not guaranteed as to fixed dollar amount.

    . For residents in all states except CT, MN, PA, VT, VA, WA
      When funds are allocated to the Fixed Accounts in Section 10, policy values may increase or decrease in accordance with an Excess Interest Adjustment prior to the end of the Guaranteed Period.

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

    Signed at:__________________________________________________________________
              City                     State                       Date

    Owner(s) Signature: X
                        --------------------------------------------------------
    Joint Owner(s) Signature:  X
                               -------------------------------------------------

    Annuitant Signature: (if not Owner) X
                                       -----------------------------------------
14. AGENT INFORMATION

    Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?

    [_] No    [_] Yes

    I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEEDS.

    #1: Registered Rep/Licensed Agent

       Print First Name:________________________________________________________

       Last Name:_______________________________________________________________

       Signature: X
                 ---------------------------------------------------------------
       Rep Phone #:_____________________________________________________________

       Email Address (Optional): _______________________________________________

       SSN/TIN:_________________________________________________________________

       Florida Agent License # (FL only): ______________________________________

    #2: Registered Rep/Licensed Agent

       Print First Name:________________________________________________________

       Last Name:_______________________________________________________________

       Signature: X
                 ---------------------------------------------------------------
       Rep Phone #:_____________________________________________________________

       Email Address (optional): _______________________________________________

       SSN/TIN:_________________________________________________________________

       Florida Agent License # (FL only): ______________________________________

    Firm Name:__________________________________________________________________

    Firm Address:_______________________________________________________________

    For Registered Representative Use Only - Contact your home office for program information.

   [_] Option A   [_] Option B   [_] Option C   [_] Option D
   (Once selected, program cannot be changed)

REPLACEMENT INFORMATION

For applicants in Colorado, Hawaii, Iowa, Louisiana, Maryland, Mississippi, Montana, New Hampshire, North Carolina and Vermont

Applicant:
Do you have any existing policies or contracts? [_] No [_] Yes
(If Yes, you must complete and submit with the application the "Important Notice Replacement of Life Insurance or Annuities.")

Agent:
Did the agent/registered representative present and leave the applicant insurer-approved sales material? [_] No [_] Yes

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For Applicants in AZ

    Upon your written request, the Company is required to provide, within a reasonable time, reasonable factual information concerning the benefits and provisions of the contract to you. If for some reason you are not satisfied with the contract, you may return it within twenty days after it is delivered and receive a refund equal to the premiums paid, including any policy or contract fees or other charges, less the amounts allocated to any separate accounts under the policy or contract, plus the value of any separate accounts under the policy or contract on the date the returned policy is received by the insurer.

    Annuity Commencement Date:_____________________ Recommended annuitant age 70 1/2 for qualified.

For Applicants in AR, NM, PA

    Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects a person to criminal and civil penalties.

For Applicants in CO

    It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, and denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to the policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For Applicants in DC, TN

    It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For Applicants in KY, OH, OK

    Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For Applicants in LA

    Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For Applicants in ME

    Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

For Applicants in NJ

    Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

For Applicants in VA

    Any person who, with the intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. This plan is intended to qualify under the Internal Revenue Code for tax favored status. Language contained in this policy referring to Federal tax statutes or rules is informational and instructional and this language is not subject to approval for delivery. Your qualifying status is the controlling factor as to whether your funds will receive tax favored treatment rather than the insurance contract. Please ask your tax advisor if you have any questions as to whether or not you qualify.